UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026

CVB Financial Corp.

(Exact name of Registrant as Specified in Its Charter)

California	000-10140	95-3629339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N HAVEN AVE STE 350
ONTARIO , California		91764
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 909 980-4030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2026, CVB Financial Corp. (the “Company”) announced the appointment of Michael J. Maddox as a Board Member, effective as of July 22, 2026. Mr. Maddox was also named a Director of Citizens Business Bank (the “Bank”), the Company’s wholly-owned banking subsidiary. Mr. Maddox will serve as a member of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of the Company. In addition, Mr. Maddox will serve on the Risk Management Committee, Balance Sheet Management Committee and Trust Services Committee of the Bank.

Mr. Maddox will be paid a $77,000 annual directors’ fee. Mr. Maddox will also receive an initial grant of shares of restricted stock of the Company in his capacity as a director of the Company at a regular meeting of the Company’s Compensation Committee to be held on August 23, 2026. The value of this grant will be pro-rated to account for the fact that Mr. Maddox will be serving as a director for approximately ten of the twelve months since the Company’s continuing outside directors received their annual restricted stock grants at a pre-established value of $85,000 (which grant was made on May 20, 2026). There are no transactions or agreements between Mr. Maddox and either the Company or the Bank that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Maddox’s appointment, the Company and the Bank have each expanded the sizes of their respective Boards of Directors from 10 to 11 directors, which in each case is within the ranges set forth in the Company’s and the Bank’s respective By-laws. This expansion will help each of the Boards enhance its directors’ skill set mix, geographic representation and diversity.

The press release announcing Michael J. Maddox appointment is attached as Exhibit No. 99.1 to this Form 8‑K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 22, 2026, announcing appointment of Michael J. Maddox as a director of the Company and the Bank, effective as of July 22, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.

Date:	July 23, 2026	By:	/s/ E. Allen Nicholson
E. Allen Nicholson Executive Vice President and Chief Financial Officer